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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  June 19, 1995
                                                --------------------------------


                                  AMRE, Inc.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          Delaware                   1-9632                  75-2041737
- ----------------------------    ----------------    ----------------------------
(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)         Identification Number)



        8585 North Stemmons Freeway, Dallas, Texas                 75247
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        (Address of Principal Executive Offices)                 (Zip Code)




(Registrant's telephone number, including area code    (214) 658-6300
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Item 5.  Other Events

                 On June 19, 1995, AMRE, Inc, announced the election of Mr. Robert M. Swartz as President and a member of the Board of Directors.


Item 7.  Financial Statements and Exhibits

         The following exhibits are attached to and made a part of this Form 8-K:

                 10.1 Employment Agreement dated as of June 1, 1995, between AMRE, Inc, and Robert M. Swartz.

                 10.2 Stock Option Agreement dated as of June 1, 1995, between AMRE, Inc. and Robert M. Swartz.

                 99.1 Press Release dated June 19, 1995, announcing the election of Mr. Robert M. Swartz as President and a member of the Board of Directors of AMRE, Inc.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMRE, INC.



Dated: June 29, 1995              BY: /s/ C. Curtis Everett
                                     -------------------------
                                      C. Curtis Everett
                                      Vice President-Law
                                      Secretary and
                                      General Counsel





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